Loss Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Loss per share
14.	Loss per share

Basic and diluted net loss per share for each of the years presented are calculated as follow:

	For the years ended December 31,
	2017	2018	2019
Numerator:
Net loss attributable to ordinary shareholders	(50,384)	(139,075)	(195,071)
Denominator:
Weighted average number of ordinary shares- basic and diluted	21,752,757	52,609,810	64,369,490
Net loss per share-basic and diluted	(2.32)	(2.64)	(3.03)

The Group has determined that its convertible preferred shares are participating securities as the preferred shares participate in undistributed earnings on an as-if-converted basis. The holders of the preferred shares are entitled to receive dividends on a pro rata basis, as if their shares had been converted into ordinary shares. Accordingly, the Group used the two-class method of computing earnings per share, for ordinary and preferred shares according to participation rights in undistributed earnings, However, undistributed net loss is only allocated to ordinary shareholders because holders of preferred shares were not contractually obligated to share losses.

As a result of the Group’s net loss for the three years ended December 31, 2017, 2018 and 2019, preferred shares, share options, non-vested restricted shares and warrants outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2017	2018	2019
Share options	6,548,377	8,761,735	9,122,980
Non-vested restricted shares	693,333	1,112,001	743,268